EXHIBIT 10.25

                                    AGREEMENT
                                    ---------

     AGREEMENT dated as of November 26, 2002 among RALOK, INC., a New York corporation formerly known as Kolar Machine, Inc. ("Holder"), and CPI AEROSTRUCTURES, INC., a New York corporation ("Company"), and Green & Seifter, Attorneys, PLLC, as Escrow Agent.

                                    RECITALS:

     A. Holder is the holder of a convertible promissory note issued by the Company to Holder in the principal amount of $4,000,000 (plus interest) dated June 25, 2002 (the "Note");

     B. The Company desires to obtain from Holder, and Holder desires to grant to the Company, the right to purchase the Note on the terms and conditions set forth herein;

     C. The Company proposes to make a public offering of its securities ("Offering") or engage in some other transaction to obtain the funds required for it to purchase the Note pursuant to this Agreement;

     IT IS AGREED:

     1. Grant of Purchase Right. For good and valuable consideration, receipt of which is acknowledged by Holder, Holder hereby grants to the Company the right ("Purchase Right") to purchase the Note from Holder on or before April 30, 2003 ("Expiration Date") for the sum of $2,700,000 ("Purchase Price"). Upon exercise of the Purchase Right and payment of the Purchase Price, the Company shall have no further obligations to Holder under the Note.

     2. Escrow of Note. Concurrently with the execution of this Agreement, Holder has delivered the Note to Escrow Agent for disposition in accordance with the terms hereof.

     3. Exercise of Purchase Right. To exercise the Purchase Right, the Company
(a) shall deliver to Holder, with a copy to Escrow Agent, on or before 5:00 p.m. local time on the Expiration Date, (i) notice of exercise, and (ii) copies of all written consents from the Banks (as defined below) necessary for the Company to consummate the Purchase Right and for the Holder to retain the Purchase Price notwithstanding the terms of the Subordination Agreements (as defined below), and (b) concurrently with or before delivery of such notice, shall pay the Purchase Price to Escrow Agent for the benefit of Holder, by wire transfer of immediately available funds to the account of Escrow Agent. Upon Escrow Agent receiving the notice of exercise, written consents and payment, Escrow Agent shall promptly deliver the Note to the Company and shall remit the Purchase Price to Holder. If the net proceeds received by the Company in the Offering are at least $4,000,000, exercise of the Purchase Right by the Company shall be mandatory and shall be effected no later than three (3) business days after the closing of the Offering. If such net proceeds are less than $4,000,000, exercise

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of the Purchase Right shall be at the discretion of the Company. If the Company does not deliver notice of exercise in accordance with this section by 5:00 p.m. local time on the Expiration Date, Escrow Agent shall redeliver the Note to Holder.

     4. Representations of Holder. Holder represents and warrants to the Company as follows:

          (a) Holder is the record and beneficial owner of, and has good and marketable title to, the Note, free and clear of all liens, security interests, charges, claims, restrictions and other encumbrances, subject in any case to certain subordination agreements ("Subordination Agreements") of which the Company is aware with certain financial institutions ("Banks"). No other person or entity has any interest in the Note of any nature.

          (b) Holder recognizes that its right to acquire equity securities of the Company by converting the Note will be surrendered if the Company exercises the Purchase Right.

          (c) Holder has had both the opportunity to ask questions and receive answers from the officers and directors of the Company concerning the business and operations of the Company and to obtain any additional information regarding the Company and its business and operations to the extent the Company possesses such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of such information, including reports filed by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

          (d) Holder possesses sufficient knowledge and experience in financial and business matters to enable it to evaluate the merits and risks of the grant of the Purchase Right and the exercise thereof by the Company.

          (e) Holder has been advised by the Company that the Offering may provide additional funds for use in the business and operations of the Company in excess of those required for payment of the Purchase Price.

     5. Escrow Agent.

          (a) Escrow Agent acknowledges that it has received the Note from Holder and has possession thereof.

          (b) Escrow Agent's sole responsibility upon receipt of notice of exercise of the Purchase Right, the written consents from the Banks and payment of the Purchase Price is to deliver the Note to the Company and remit the payment to Holder or, in the absence of such receipt by 5:00 p.m. local time on the Expiration Date, to redeliver the Note to Holder.

          (c) Escrow Agent may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request

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

     furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. Escrow Agent may conclusively presume that the undersigned representative of each of the Company and the Holder has full power and authority to instruct Escrow Agent on behalf of that party unless written notice to the contrary is received by Escrow Agent.

          (d) Escrow Agent shall not be liable for any action taken by it in good faith and believed by it to be authorized or within the rights or powers conferred upon it by this Agreement.

          (e) Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving notice in writing of such resignation to the Company and Holder specifying a date upon which such resignation shall take effect. Upon being notified by joint notice from the Company and Holder of the appointment of a successor escrow agent, Escrow Agent shall deliver the Note to such successor.

          (f) The Company acknowledges and agrees that Escrow Agent's acting as agent hereunder shall not prevent it from representing Holder against the Company in any future matter.

     6. Notices. All notices, requests and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given or made as of the date delivered personally or one day after delivery to a nationally recognized overnight courier for next day early morning delivery, in each case to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

        If to Holder:

                     Ralok, Inc.
                     1001 Bay Road
                     Apt. 210C
                     Vero Beach, FL  32963

        with a copy to:

                     Green & Seifter, Attorneys, PLLC
                     One Lincoln Center
                     Suite 900
                     110 Fayette Street
                     Syracuse, New York  13202
                     Attention:  David A. Holstein, Esq.





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        If to the Company:

                     CPI Aerostructures, Inc.
                     200A Executive Drive
                     Edgewood, New York 11717
                     Attn:  Mr. Edward Fred, President

        with a copy to:

                     Graubard Miller
                     600 Third Avenue
                     New York, New York 10016
                     Attention: David Alan Miller, Esq.

        If to Escrow Agent:

                     Green & Seifter, Attorneys, PLLC
                     One Lincoln Center
                     Suite 900
                     110 Fayette Street
                     Syracuse, New York  13202
                     Attention:  David A. Holstein, Esq.

     7. Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of New York without giving effect to principles of conflicts of law.

     8. Headings. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     9. Amendment. This Agreement may not be amended or modified except by an instrument in writing signed by the parties.

     10. Counterparty. This Agreement may be signed in counterparts which, taken together, shall constitute one Agreement.




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


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                      CPI AEROSTRUCTURES, INC.



                                  By: /s/ Edward J. Fred
                                      ------------------------------
                                      Name:  Edward J. Fred
                                      Title: President



                                      RALOK, INC.



                                  By: /s/ Daniel Liguori
                                      ------------------------------
                                      Name:  Daniel Liguori
                                      Title: President




                                      GREEN & SEIFTER, ATTORNEYS, PLLC



                                  By: /s/ Robert Weiler
                                      ------------------------------
                                      Name:  Robert Weiler
                                      Title: Managing Partner





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